UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 24, 2013

PROGAMING PLATFORMS CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 333-168527

Delaware	98-0663823
(State of Incorporation)	(I.R.S. Employer Identification No.)

40 Wall Street, 28th Floor, New York, NY	10005
(Address of Registrant's Office)	(ZIP Code)

Registrant's Telephone Number, including area code: (212) 400-7198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 19, 2013, Progaming Platforms Corp (the "Registrant") reported on Form 8-K that it had entered into a preliminary agreement (the "Preliminary Agreement") with BreedIT Ltd., an Israeli company ("BreedIT") and its founder, Dr. Oded Sagee ("Founder"), which contemplated the execution of a definitive agreement, upon the satisfaction of certain conditions.

On October 21, 2013, the Registrant reported on Form 8-K that it had executed a definitive Share Purchase Agreement ("SPA") with BreedIT and the Founder which provide that upon the closing (the "Closing"), the Registrant shall inject $61,250 as part of the Registrant's total initial investment of $245,000 (the "Initial Investment"). In consideration for the Initial Investment, the Registrant shall be issued 200 shares of BreedIT's capital stock ("Ordinary Shares") equal to 66.67% of BreedIT's outstanding Ordinary Shares with the Founder owning the remaining100 Ordinary Shares equal 33.33% of the outstanding Ordinary Shares.

The Form 8-K dated October 21, 2013 reported that the Closing of the SPA was subject to the execution of the binding License Agreement between BreedIT and a leading Israeli academic institution granting BreedIT an exclusive world-wide license for a unique and highly sophisticated decision making software used for the purpose of advanced agriculture breeding (the "IDSS Software").

On October 24, 2013, the Registrant received confirmation that BreedIT executed the binding License Agreement with the leading Israeli academic institution granting BreedIT an exclusive, world-wide license for the IDSS Software which both the Registrant and BreedIT believe has significant commercial applications for the advancement of successful agricultural breeding programs world-wide. The Registrant further believes that its equity interest in BreedIT should be of substantial economic benefit of the Registrant based upon its ability to fund and market the IDSS Software in a timely manner.

Item 9.01 Financial Statements and Exhibits.

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
10.6	Preliminary Agreement between the Registrant, BreedIT and Oded Sagee dated August 15, 2013, filed with the Registrant's Form 8-K on August 19, 2013.
10.7	Share Purchase Agreement between the Registrant, BreedIT and Oded Sagee dated October 20, 2013, filed with the Registrant's Form 8-K on October 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Progaming Platforms Corp.

By:	/s/ Erez Zino
Name:	Erez Zino
Title:	Chief Executive Officer

Date: October 24, 2013